Exhibit 99.6


                                                                EXECUTION COPY


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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor

                  U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE
                                  as Assignee

                   BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST,
                               as Bishop's Gate

                                      and

                           PHH MORTGAGE CORPORATION
                                  as Servicer


                            and as acknowledged by

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                              as Master Servicer


                                  Dated as of

                               January 27, 2006










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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 27th day of January 2006 (this "Assignment Agreement"), among PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), a New Jersey corporation (the "Servicer"), Bishop's Gate Residential Mortgage Trust, a Delaware statutory trust (formerly known as Cendant Residential Mortgage Trust) ("Bishop's Gate" and, together with the Servicer, the "PHH Parties"), U.S. Bank National Association, not in its individual capacity, but solely as trustee on behalf of GSAA Home Equity Trust 2006-1 (the "Assignee" or "Trustee"), and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by JPMorgan Chase Bank, National Association as master servicer (the "Master Servicer").

         WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the PHH Parties have entered into the Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 1, 2005 (the "Sale and Servicing Agreement"), pursuant to which the PHH Parties sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the GSMC Assignment Agreement (as defined below);

         WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Sale and Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of January 27, 2006 (the "GSMC Assignment Agreement");

         WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

         WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Sale and Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment and Assumption.

         (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Sale and Servicing Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date


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hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Sale and Servicing Agreement, to the extent relating to the Mortgage Loans from and after January 27, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale and Servicing Agreement from and after January 27, 2006, to the extent relating to the Mortgage Loans.

         (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Sale and Servicing Agreement.

         (c) The PHH Parties and the Assignor shall have the right to amend, modify or terminate the Sale and Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

         2. Accuracy of Sale and Servicing Agreement. The PHH Parties and the Assignor represent and warrant to the Assignee that (i) attached hereto as
Exhibit 2 is a true, accurate and complete copy of the Sale and Servicing Agreement, (ii) the Sale and Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided in Section 1 above, the Sale and Servicing Agreement has not been amended or modified in any respect and
(iv) no notice of termination has been given to the Servicer under the Sale and Servicing Agreement. The PHH Parties, in their respective capacities as seller and/or servicer under the Sale and Servicing Agreement, further represent and warrant that the representations and warranties contained in Sections 3.01 and 3.02 of the Sale and Servicing Agreement are true and correct as of the January 27, 2006 (the "Closing Date") and the representations and warranties regarding the Mortgage Loans contained in
Section 3.03 of the Sale and Servicing Agreement were true and correct as of the Closing Date (as such term is defined in the Sale and Servicing Agreement).

         3. Recognition of Assignee.

         (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Sale and Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, the PHH Parties and Assignee that the Sale and Servicing Agreement shall be binding upon and inure to the benefit of the PHH Parties and the Assignee and their successors and assigns.

         (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Sale and Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Purchaser" under the Sale and Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master

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Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale and Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

         (c) All reports and other data required to be delivered by the Servicer to the "Purchaser" under the Sale and Servicing Agreement shall be delivered to the Master Servicer or the Trustee, as designated by the Trustee, at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Sale and Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

          JPMorgan Chase Bank, National Association
          ABA #: 021000021
          For credit to: SAS Clearing
          Acct #: 507198670
          FFC to: GSAA 2006-1 Acct #507198670

         (d) Monthly Reporting

         Notwithstanding anything to the contrary in the Sale and Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format mutually agreed-upon between the Servicer and the Master Servicer and (c) information regarding realized losses and gains in the format mutually agreed between the Servicer and the Master Servicer, in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause
(i)(c) above.

         4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

         (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the PHH Parties other than those contained in the Sale and Servicing Agreement or this Assignment Agreement.

         (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

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         (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

         (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Sale and Servicing Agreement and this Assignment Agreement.

         (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

         (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

         (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

         (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the

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Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

         It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

         6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale and Servicing Agreement. Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale and Servicing Agreement, such cure or repurchase must take place within 60 days of discovery of such Qualification Defect.

         In the event a PHH Party has breached a representation or warranty under the Sale and Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against such PHH Party. If the PHH Party does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale and Servicing Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of such PHH Party to cure such breach or repurchase such Mortgage Loan under the terms of the Sale and Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor or PHH, the Trustee shall promptly deliver to the Assignor or PHH, as applicable, or to such party's designee, the related Mortgage File and shall assign to such party all of the Assignee's rights under the Sale and Servicing Agreement, but only insofar as the Sale and Servicing Agreement relates to such Mortgage Loan.

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         Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

         7. Termination; Optional Clean-Up Call.

         In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

         If the Master Servicer exercises its option to solicit bids and terminates the Trust Fund pursuant to Section 11.01(a) of the Trust Agreement, by no later than the 10th day of the month of the final distribution, the Master Servicer shall notify the Trustee and the Securities Administrator of the final Distribution Date and of the applicable sale price of the Mortgage Loans and REO Properties.

         In the event the Mortgage Loans (and REO Properties) are sold pursuant to Section 11.01(a) of the Trust Agreement, the Trustee shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

         8. Continuing Effect. Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with its terms.

         9. Governing Law.

         THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

         EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

         10. Notices. Any notices or other communications permitted or required hereunder or under the Sale and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage

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prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

         (a) in the case of the PHH Parties,

             PHH Mortgage Corporation
             3000 Leadenhall Road,
             Mt. Laurel, New Jersey 0805
             Attention:  Vice President of Servicing

             or such address as may hereafter be furnished by the PHH
             Parties;

         (b) in the case of the Master Servicer,

             JPMorgan Chase Bank, National Association
             4 New York Plaza, 6th Floor
             New York, New York 10004
             Attention: Annette M. Marsula
             Tel.: (212) 623-8180
             Fax: (212) 623-5930

             or such address as may hereafter be furnished by the Master
             Servicer;

         (c) in the case of the Trustee or the Assignee,

             U.S. Bank National Association
             401 South Tryon Street, 12th Floor NC 1179
             Charlotte, North Carolina 28288-1179
             Attention: Amedeo Morreale
             Tel.: (212) 273-7038
             Fax: (917) 351-2022

             or such other address as may hereafter be furnished by the Trustee or Assignee; and

         (d) in the case of the Assignor,

             GS Mortgage Securities Corp.
             85 Broad Street
             New York, New York 10004
             Attention:  Chris Gething
             Tel.: (212) 902-1434
             Fax:  (212) 256-5107

             or such other address as may hereafter be furnished by the Assignor.

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         11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Sale and Servicing Agreement.

         13. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-1, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank National Association is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-1, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-1, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-1 under this Assignment Agreement, the Trust Agreement or any related document.


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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment
Agreement the day and year first above written.


                                       GS MORTGAGE SECURITIES CORP.




                                       By: /s/ Michelle Gill
                                          -----------------------------------
                                          Name:   Michelle Gill
                                          Title:  Vice President


                                       U.S. BANK NATIONAL ASSOCIATION not in
                                          its individual capacity but solely
                                          as Trustee



                                       By: /s/ Patricia O'Neill Manella
                                          -----------------------------------
                                          Name:   Patricia O'Neill Manella
                                          Title:  Vice President



                                       PHH MORTGAGE CORPORATION (formerly
                                       known as CENDANT MORTGAGE CORPORATION)



                                       By: /s/ Crissy Judge
                                          -----------------------------------
                                          Name:   Crissy Judge
                                          Title:  Assistant Vice President



                                       BISHOP'S GATE RESIDENTIAL MORTGAGE
                                       TRUST (formerly known as CENDANT
                                       RESIDENTIAL MORTGAGE TRUST)


                                       By: PHH Mortgage Corporation, as
                                           Administrator



                                       By: /s/ Crissy Judge
                                          -----------------------------------
                                          Name:   Crissy Judge
                                          Title:  Assistant Vice President


                                PHH Step 2 AAR


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Acknowledged and Agreed:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Master Servicer



By: /s/ Annette Marsula
   ------------------------
   Name:   Annette Marsula
   Title:  Vice President


                                PHH Step 2 AAR

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                                   EXHIBIT 1

                            Mortgage Loan Schedule

   [On File with the Securities Administrator as provided by the Depositor]





                                PHH Step 2 AAR


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                                   EXHIBIT 2

                         Sale and Servicing Agreement

     [See Exhibit 99.5 as Filed with the Commission on February 14, 2006]


                                     S-1